                                              PROVIDENT FINANCIAL GROUP, INC.

                                                        2000
                                             Employee Stock Option Plan

                                       As Amended Through December 19, 2002

                                                      ARTICLE 1

                                                     OBJECTIVES

         Provident  Financial  Group,  Inc.   ("Provident")  has  established  this  Stock  Option  Plan  effective
January 20,  2000, as an incentive to the attraction and retention of dedicated and loyal  employees of outstanding ability, to stimulate the efforts of such persons in meeting  Provident's  objectives and to encourage ownership of
Provident Common Stock by employees.

                                                      ARTICLE 2

                                                     DEFINITIONS

         2.1      For purposes of the Plan, the following  terms shall have the  definition  which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

                  A.       "Code" means the Internal Revenue Code of 1986.
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                  B.       "Date of Exercise"  means the date on which  Provident has received a written  notice of
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exercise of an Option,  in such form as is acceptable to the  Committee,  and full payment of the purchase price or a copy of  irrevocable  directions  to a  broker-dealer  to  deliver  the Option  Price to  Provident  pursuant  to
Section 7.2 hereof.

                  C.       "Date of Grant" means the date on which the Committee makes an award of an Option.
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                  D.       "Eligible  Employee"  means any  individual  who performs  services for Provident and is
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treated as an Employee for federal income tax purposes, with the exception of executive officers of Provident.

                  E.       "Effective Date" means January 20, 2000.
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                  F.       "Fair  Market  Value"  means the average of the closing bid and asked prices for a Share
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reported on any stock exchange or  over-the-counter  trading system on which Shares are trading on the last trading date prior to a specified date.

                  G.       "Option"  means the right to purchase a stated  number of Shares at a  specified  price.
                            ------
The option may be granted to an  Eligible  Employee  subject to the terms of this Plan,  and such other  conditions and restrictions as the Committee deems appropriate.

                  H.       "Option  Price"  means the  purchase  price per Share  subject to an Option and shall be
                            -------------
fixed by the Committee, but shall not be less than 95% of the Fair Market Value of a Share on the Date of Grant.

                  I.       "Permanent  and Total  Disability"  shall mean any  medically  determinable  physical or
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mental impairment  rendering an individual unable to engage in any substantial  gainful activity,  which disability can be expected to result in death or which has lasted or can be  expected to last for a  continuous  period of not less than 12 months.

                  J.       "Plan" means this 2000 Employee Stock Option Plan as it may be amended.
                            ----

                  K.       "Provident" means Provident  Financial Group,  Inc. and any subsidiary of Provident,  as
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the term "subsidiary" is defined in Section 424(f) of the Code.

                  L.       "Share" means one share of the Common Stock of Provident.
                            -----

                                                      ARTICLE 3

                                                   ADMINISTRATION

         3.1      The  Plan  shall  be  administered  by a  committee  designated  by the  Board  of  Directors  of
Provident.  The Committee shall be comprised of one or more directors.

         3.2      Except as  specifically  limited by the  provisions of the Plan,  the Committee in its discretion shall have the authority to:

                  A.       Grant Options on such terms and  conditions  consistent  with this Plan as the Committee shall determine;

                  B.       Interpret  the  provisions  of the Plan and decide all  questions of fact arising in its application; and

                  C.       Prescribe  such rules and  procedures  for Plan  administration  as from time to time it may deem advisable.

         3.3      Any action,  decision,  interpretation  or  determination  by the  Committee  with respect to the application  or  administration  of this Plan shall be final and binding upon all persons,  and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

         3.4      No member of the  Committee  shall be liable  for any  action or  determination  taken or made in good faith with  respect to the Plan or any Option  granted  hereunder,  and to the extent  permitted  by law,  all members shall be  indemnified  by Provident for any liability and expenses  which may occur from any claim or cause of action.

                                                      ARTICLE 4

                                               SHARES SUBJECT TO PLAN

         The number of Shares that may be made  subject to Options  granted  under the Plan is 800,000.  Upon lapse or termination of any Option for any reason without being  completely  exercised,  the Shares which were subject to such Option may again be subject to other Options.

                                                      ARTICLE 5

                                                 GRANTING OF OPTIONS

         The Committee may, from time to time,  prior to January 20, 2010,  grant Options to Eligible  Employees on such  terms and  conditions  as the  Committee  may  determine.  More than one  Option  may be  granted to the same
Eligible Employee.

                                                      ARTICLE 6

                                                  TERMS OF OPTIONS

         6.1      Each  Option  shall be for a term of from one to ten years  from the Date of Grant and may not be exercised  during the first twelve months of the term of said Option.  Commencing on the first  anniversary  of the
Date of Grant of an Option,  the Option may be exercised for 20% of the total Shares  covered by the Option with an additional  20% of the total Shares  covered by the Option  becoming  exercisable  on each  succeeding  anniversary until the Option is  exercisable  to its full  extent.  This right of  exercise  shall be  cumulative  and shall be exercisable  in whole or in part.  The  Committee  may  establish a different  exercise  schedule  and impose other conditions  upon exercise for any  particular  Option or groups of Options.  The  Committee in its sole  discretion may permit particular holders of Options to exercise an Option to a greater extent than provided in such Option.

         6.2      In the event of the  dissolution or  liquidation of Provident or any merger,  other than a merger for the purpose of the redomestication of Provident not involving a change in control,  consolidation,  exchange or other  transaction  in which  Provident is not the  surviving  corporation  or in which the  outstanding  Shares of
Provident  are  converted  into  cash,  other  securities  or  other  property,   each  outstanding   Option  shall
automatically  become fully vested and fully  exercisable  immediately  prior to such event.  Thereafter the holder of each such Option  shall,  upon exercise of the Option,  receive,  in lieu of the stock or other  securities  and property  receivable  upon  exercise of the Option  prior to such  transaction,  the stock or other  securities  or property to which such holder would have been entitled upon  consummation  of such  transaction  if such holder had exercised such Option immediately prior to such transaction.

         6.3      Nothing  contained  in this Plan or in any Option  granted  pursuant to it shall  confer upon any employee  any right to continue in the employ of  Provident  or to interfere in any way with the right of Provident to  terminate  employment  at any time.  So long as a holder of an  Option  shall  continue  to be an  employee  of
Provident, the Option shall not be affected by any change of the employee's duties or position.

                                                      ARTICLE 7

                                                 EXERCISE OF OPTIONS

         7.1      Any  person  entitled  to  exercise  an Option  in whole or in part,  may do so by  delivering  a written  notice of exercise to Provident,  Attention  Stock Options  Administrator,  at its principal  office.  The written  notice  shall  specify the number of Shares for which an Option is being  exercised  and the grant date of the option  being  exercised  and shall be  accompanied  by full  payment of the Option  Price for the Shares being purchased and any withholding taxes.

         7.2      An Option  may also be  exercised  by  delivering  a written  notice of  exercise  to  Provident,
Attention  Stock  Options  Administrator,   accompanied  by  irrevocable   instructions  to  deliver  shares  to  a
broker-dealer  acceptable to Provident and a copy of irrevocable  instructions to the  broker-dealer to deliver the
Option Price and any withholding taxes to Provident.

                                                      ARTICLE 8

                                               PAYMENT OF OPTION PRICE

         8.1      In the sole discretion of the Committee,  Payment of the Option Price and any  withholding  taxes may be made in cash,  by the tender of  Shares,  or both.  Shares  tendered  shall be valued at their  Fair  Market
Value.

                                                      ARTICLE 9

                                              TRANSFERABILITY OF OPTION

         9.1      During the lifetime of an Eligible  Employee to whom an Option has been  granted,  such Option is not transferable  voluntarily or by operation of law and may be exercised only by such  individual.  Upon the death of an Eligible  Employee to whom an Option has been granted,  the Option may be transferred to the beneficiaries or heirs of the holder of the Option by will or by the laws of descent and distribution.

         9.2      Notwithstanding  the above,  the  Committee  may  establish  or modify the terms of the Option to allow the Option to be  transferred  at the  request of the  grantee  of the  Option to trusts  established  by the grantee or as to which the grantee is a grantor or to family  members of the grantee or otherwise  for personal and tax  planning  purposes  of the  grantee.  If the  Committee  allows  such  transfer,  such  Options  shall  not be exercisable for a period of six months following the action of the Committee.

                                                     ARTICLE 10

                                               TERMINATION OF OPTIONS

         10.1     An Option will terminate as follows:

                  A.       Upon exercise or expiration by its terms.

                  B.       If  the  grantee  of an  Option  dies  or  becomes  subject  to a  Permanent  and  Total
Disability  while employed by Provident or within ninety (90) days after  termination of employment for any reason, such Option may be  exercised  at any time within one year after the date of  termination  of  employment.  Options may be  exercised  by that  person's  estate or  guardian  or by those  persons  to whom the  Option  may have been transferred pursuant to Article 9 hereof.

                  C.       If the grantee of an Option  terminates  employment with Provident  through  Retirement, such Option may be exercised at any time within two years after the date of  termination  of  employment,  provided the grantee has been  employed by  Provident  for at least 10 full years,  and if the grantee has been  employed by
Provident  for less than 10 full years,  such Option may be exercised at any time within one year after the date of termination.

                  D.       If the grantee of an Option is  terminated  from  employment  with  Provident for cause, such Option shall  terminate  immediately.  "Cause" shall include,  without  limitation,  the use of illegal drugs, the  commission  of a criminal  act,  or willful  violations  of  Provident's  policy  prohibiting  employees  from disposing  of Shares  for  personal  gain  based on  knowledge  of  Provident's  activities  or  results  when such information is not available to the general public.

                  E.       In all other cases,  upon  termination of employment of the grantee with Provident,  the then-exercisable  portion of any Option will terminate on the 45th day after the date of  termination.  The portion not  exercisable  will terminate on the date of  termination  of  employment.  For purposes of the Plan, a leave of absence approved by Provident shall not be deemed to be termination of employment.

         10.2     The Committee,  in its discretion,  may as to any particular outstanding Option or upon the grant of any Option,  establish terms and conditions  which are different from those otherwise  contained in this Article
10, by, without  limitation,  providing that upon termination of employment for any designated reason,  vesting may occur in whole or in part at such time and that such Option may be exercised  for any period  during the  remaining term of the Option, not to exceed three years from the termination of employment.

         10.3     Except as provided in  Article 11  hereof,  in no event will the  continuation  of the term of an
Option beyond the date of termination of employment allow the grantee or his  beneficiaries,  heirs or assigns,  to accrue  additional  rights under the Plan, or to purchase more Shares  through the exercise of an Option than could have been purchased on the day that  employment was terminated.  In addition,  notwithstanding  anything  contained herein,  no option may be exercised in any event after the  expiration  of ten years from the date of grant of such option.

                                                     ARTICLE 11

                                       ADJUSTMENTS TO SHARES AND OPTION PRICE

         11.1     In the  event of  changes  in the  outstanding  Common  Stock of  Provident  as a result of stock
dividends,   stock   splits,   reclassifications,   reorganizations,   redesignations,   mergers,   consolidations,
recapitalizations,  combinations or exchanges of Shares, or other such changes,  the number and class of Shares for all  purposes  covered by the Plan and number and class of Shares and price per Share for each  outstanding  Option covered by the Plan shall be appropriately adjusted by the Committee.

         11.2     The Committee shall make  appropriate  adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

                                                     ARTICLE 12

                                                  OPTION AGREEMENTS

         12.1     All Options  granted  under the Plan shall be evidenced by a written  instrument  in such form or forms as the Committee in its sole discretion may determine.

         12.2     Each optionee,  by acceptance of an Option under this Plan,  shall be deemed to have consented to be bound, on the optionee's own behalf and on behalf of the optionee's  heirs,  assigns and legal  representatives, by all terms and conditions of this Plan.

                                                     ARTICLE 13

                                          AMENDMENT OR TERMINATION OF PLAN

         13.1     The Board of Directors of Provident may at any time amend, suspend, or terminate the Plan.

         13.2     No amendment or  termination  of the Plan shall alter or impair any Option granted under the Plan without the consent of the holder thereof.

         13.3     This Plan shall  continue in effect until the  expiration  of all Options  granted under the Plan unless  terminated  earlier  in  accordance  with this  Article  13;  provided,  however,  that it shall  otherwise terminate and no options shall be granted ten years after the Effective Date.

                                                     ARTICLE 14

                                                   EFFECTIVE DATE

         This Plan shall become  effective  on January 20,  2000,  having been adopted by the Board of Directors of
Provident on such date.

                                                     ARTICLE 15

                                                    MISCELLANEOUS

         15.1     Certificates  for Shares  purchased  through exercise of Options will be issued in regular course after  exercise of the Option and  payment  therefor as called for by the terms of the Option but in no event shall
Provident  be  obligated to issue  certificates  more often than once each quarter of each fiscal year.  No persons holding an Option or entitled to exercise  an Option  granted  under this Plan shall have any rights or  privileges of a shareholder of Provident with respect to any Shares  issuable upon exercise of such Option until  certificates representing  such Shares  shall have been  issued and  delivered.  No Shares  shall be issued and  delivered  upon exercise of an Option unless and until Provident,  in the opinion of its counsel,  has complied with all applicable registration  requirements  of the  Securities Act of 1933 and any applicable  state  securities  laws and with any applicable  listing  requirements of any national  securities  exchange on which  Provident  securities may then be listed as well as any other requirements of law.

Mem.agreements\stockoptionplan.2000.doc